POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED DECEMBER 21, 2015 TO THE PROSPECTUS DATED

FEBRUARY 27, 2015, AS PREVIOUSLY SUPPLEMENTED DECEMBER 4, 2015 OF:

PowerShares Active U.S. Real Estate Fund

PowerShares China A-Share Portfolio

PowerShares Multi-Strategy Alternative Portfolio

PowerShares S&P 500® Downside Hedged Portfolio

At a meeting held on December 17, 2015, the Board of Trustees of the PowerShares Actively Managed Exchange-Traded Fund Trust approved the termination and winding down of the PowerShares China A-Share Portfolio (Ticker: CHNA) (the “Fund”), with the liquidation payment to shareholders expected to take place on or about March 25, 2016.

After the close of business on March 11, 2016, the Fund no longer will accept creation orders. The last day of trading in the Fund on NYSE Arca, Inc. (“NYSE Arca”) will be March 18, 2016. Shareholders should be aware that while the Fund is preparing to liquidate, it will not be pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

Shareholders may sell their holdings of the Fund on NYSE Arca until market close on March 18, 2016, and may incur typical transaction fees from their broker-dealer. The Fund’s shares will no longer trade on NYSE Arca after market close on March 18, 2016, and the shares will be subsequently delisted. Shareholders who do not sell their shares of the Fund before market close on March 18, 2016 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about March 25, 2016.

Shareholders generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares.

Shareholders should call the Fund’s distributor, Invesco Distributors, Inc., at 1-800-983-0903 for additional information.

Please Retain This Supplement For Future Reference.

P-PS-PRO-10 SUP-2 122115